Investor Meetings
January 2006

Forward-looking
Statements
☐
This presentation and our discussion contain
forward-looking  information and statements
including, but not limited to, such matters as
business strategies, market trends, future financial
performance, and other matters which inherently
involve risks and uncertainties which could cause
actual results to differ from those projected or
implied in the forward-looking statements.  Please
refer to the Company’s SEC filings including its
most recent Annual Report on Form 10-K for risk
factors which could cause actual performance to
differ from these forward-looking statements.

Business
Overview
☐
Primary Insurance Operations:
The PMA Insurance Group
■
Solid presence in Atlantic Coast workers’ compensation market
■
Disciplined underwriting standards
■
Superior long-term client relationships
■
Statutory capital level at September 30, 2005 of about $310 million
☐
Run-off Operations:
■
Formerly wrote US based reinsurance and surplus lines business
■
Statutory capital level at September 30, 2005 of about $210 million
■
Seeking to reduce exposures and protect statutory capital levels, with a view towards reducing capital commitment in 2006
■
$80 million of commutations (10% of run-off reserves) closed in fourth quarter 2005 should enhance RBC

Highlights
☐
New management team November 2003
☐
2005 Focus:
✓
Profitable, measured growth at Primary
Insurance Operations
✓
Protect statutory capital at run-off operation
✓
Position Company for 2006 and beyond
☐
2005 Results (not including fourth quarter
results)
■
Statutory capital at run-off protected, RBC
expected to grow in 2005
■
Franchise at PMAIG revitalized for 2006

Leadership
☐
Management team is experienced, stable
and focused
☐
Focus on Board governance (6 of 11 Board
members are new since January 2003)
☐
Significant financial and industry expertise
at the Board level

($ millions, except per share)	3 Mos. 9/05	3 Mos. 9/04
Net premiums written	$117.5	$83.6
Net premiums earned	92.2	104.2
Net income (loss)	.8	NM
Operating earnings per share	.01	NM
Consolidated Third
Quarter Results
☐
Improved retention and increased new business at PMA Insurance
Group:
■
Workers’ compensation retention ratio increased from 64% QTD
September 2004 to 83% QTD September 30, 2005
■
New business increased $40.2 million in third quarter to $90.0 million at
September 30, 2005 (this amount exceeds new business for full year
2004)
☐
No adjustment required to carried reserves

($ millions, except per share)	9 Mos. 9/05	9 Mos. 9/04
Net premiums written	$311.1	$244.9
Net premiums earned	268.7	428.8
Net income (loss)	(19.8)	12.1
Operating earnings/(loss) per share	(.69)	.12
Consolidated Third Quarter
Year-to-Date Results
☐
Results impacted by $30 million pre-tax ($23 million
after-tax) charge for reserve strengthening at run-off
operations in first quarter 2005, reduced 2005 operating
earnings per share by 73 cents
☐
Pre-tax operating results improved at PMA Insurance Group,
largely as a result of better loss ratio

Primary Insurance Operations

Business
Overview
☐
Specializes in workers’ compensation and other
commercial lines
☐
Focus on mid-size to large accounts
■
Commercial Markets
■
Risk Management Services
■
Groups
☐
Reputation for excellent customer service and
execution
☐
6% share of Pennsylvania workers’ compensation
market

110%
100%
90%
80%
70%
60%
50%
$600
$500
$400
$300
$200
$100
$0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Gross Written Premium
Industry
The PMA Insurance Group

Proven Platform
☐
Disciplined underwriting - Consistent operating returns
☐
The PMA Insurance Group - Workers’ Compensation
Estimated Undiscounted Accident Year Net Loss and LAE
Ratio (Measured at December 2004- 2003 adjusted for retro
premium)

Restore competitive advantage in
workers’ compensation line
☐
Measured steps to improve expense ratio, while not
impacting service levels to customer
■
Approximately 5% of staff eliminated in January, 2005
■
Current headcount down about 16% from year-end 2003
☐
2005 Targeted/Measured Revenue Growth
■
Restoration of rating provided measured growth opportunities in
2005
☐
Claims Strategic Alliances assist in managing loss costs
■
medical network
■
bill review
■
catastrophic claims

Managing the Loss
and LAE Ratio
☐
Price increases of 5% through 3Q2005
☐
Diversification among classes of business
☐
Loss containment increases occurring in loss
sensitive business (45% of total 2004 business)
☐
Outcome focused claims philosophy
■
Full integration of nurse professionals into claims process
■
In-house counsel in select jurisdictions

Managing the Loss
and LAE Ratio
☐
Strategic alliances:
■
First Health – preferred provider network
■
TMESYS –pharmacy benefit management
program
■
Corp. Systems – medical bill review
■
Paradigm – catastrophic claim management

$ millions	9 Mos. 9/05	9 Mos. 9/04
Net premiums written	$304.5	$314.9
Net premiums earned	262.5	353.0
Pre-tax operating income	18.2	12.9
Third Quarter
Year-to-Date Results
☐
New business written $90.0 million

Holding Company Review

$ millions	9/30/05	12/31/04

Shareholders' Equity ( Including SFAS #115)	$414.7	$445.5
Shareholders' Equity ( Excluding SFAS #115)	$413.5	$431.8
Debt	$216.8*	$210.8
Debt to Capital ( Including SFAS #115)	34.3%	32.1%
*  From 9/30 to 11/3, $18.7 million par of debt,
($20 million in value) retired through open market
purchases.
Capitalization

$ millions	9/30/05
Convertible Debt
Par, Matures 2022[1]	$ 94.6
Derivative Element	13.1
Monthly Notes, Matures 2018	57.5
Other	0.7
Trust Preferred and Surplus Notes, Mature 2033-35	53.8
Unamortized discount	(2.9)
Total	$216.8
1) Holders may require us to repurchase this debt at 114% of principal amount on June 30, 2009
Debt Structure

Debt
☐
Assuming put of convertible debt in 2009
and no refinancing:
PMA Capital will have $111 million in
outstanding debt
Debt/capital ratio should be around 20%; no
maturities until 2018
☐
Interest costs after 2009 should be about
$9 million per year

PMACapital

5%
18%
35%
41%
Government
MBS/ABS
Corporate
Short-term

Total = $1,251 million
(excludes cash and gross up for securities lending)

September 30, 2005
Asset Type
■
Conservative
investment posture
■
No derivatives
■
No equity exposure
■
Pre-tax net unrealized
gain of $2 million at
September 30, 2005
■
Outside professional
managers
High-Quality, Liquid
Investment Portfolio

12%
1%
19%
23%
2%
43%
Government
AAA
AA
A
BBB
BB and lower

Total = $1,183 million
(excludes short-term investments and
gross up for securities lending)
September 30, 2005
Asset Quality
■
99% Investment
Grade bonds
■
AA average credit
quality
■
62% AAA Rated or
Government bonds
■
Duration - 4.0
years    (3.7 yrs
including cash &
short-term)
■
Current portfolio
yield 4.5%
High-Quality, Liquid
Investment Portfolio

Run-Off Operations

$ millions	Sept 2005	Dec 2004
Statutory Capital	$210.6	$224.5
Unassigned Surplus	$17.1	$30.9
Statutory Earnings (Loss)	($9.0)	$40.8
Statutory Capital Highlights
☐
PMA Capital Insurance Company

Run-off Operations
☐
Adverse development cover substantially
protects statutory capital at Run-off
operations
■
Cover designed to protect against $105 million
of future adverse development ($75 million in
cover remaining at September 30, 2005)
■
Protection to surplus in this event would be $70
million
■
$30 million of protection used in first quarter
2005, no adjustments to reserves since first
quarter 2005

Exposure
Management
☐
Focus points:
■
Reduce balance sheet leverage
■
Return capital to parent as soon as permissible
■
Work with cedants to expedite commutations

Expense
Management
☐
Lease renegotiated October 2004:
■
Term reduced from 15 to 7 years
■
Space reduced approximately 75%
■
Annual savings approximately $1.5 million
☐
Consistent, disciplined headcount reduction:
■
9/30/05:  43 FTE’s employed
■
12/31/04: 60 FTE’s employed
■
12/31/03: 165 FTE’s employed
■
Further reductions expected as business winds down

$millions	9 Mos. 9/05	9 Mos. 9/04
Net premiums written	$7.2	$(69.4)
Net premiums earned	6.8	76.4
Pre-tax operating income (loss)	(28.8)	7.5
Run-off Operations
Third Quarter Year-to-Date
Results
☐
First quarter adverse development in two lines of business:
construction defects and pro-rata professional liability
☐
Statutory capital substantially protected by reinsurance
cover
☐
Recoveries will be recognized under GAAP as losses are
settled
☐
$80 million in commutations effected in fourth quarter 2005

Summary
☐
Execution of a three-pronged plan:
■
Maintain and prudently grow workers’ comp operation
■
More effective utilization of capital
■
Reduce run-off exposures
☐
9/30/2005 Book value $12.98 per share, compared
to a current stock price of $9.10
☐
Expecting profitable growth in workers’ comp in
2005
☐
Execution of three-pronged plan should enhance
our ability to deliver reasonable returns